                                      PROXY

                           FAMILY BARGAIN CORPORATION

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of FAMILY BARGAIN CORPORATION, hereby appoints Michael Searles, Jonathan W. Spatz and Wm. Robert Wright II, or any of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of Stockholders of FAMILY BARGAIN CORPORATION, to be held on November 23, 1998, and at any and all adjournments of that meeting, and there to act for the undersigned and vote all shares of common stock of FAMILY BARGAIN CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, as indicated on the reverse side.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FAMILY BARGAIN CORPORATION. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF FOUR DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001 WITH RESPECT TO THREE OF THEM AND UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999 WITH RESPECT TO ONE OF THEM, FOR THE PROPOSAL TO APPROVE A MERGER OF GENERAL TEXTILES, INC. INTO FAMILY BARGAIN CORPORATION, FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED FAMILY BARGAIN CORPORATION 1997 STOCK OPTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN AS FAMILY BARGAIN CORPORATION'S INDEPENDENT ACCOUNTANTS.

                      (COMPLETE AND SIGN ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           FAMILY BARGAIN CORPORATION

                                  COMMON STOCK

                                NOVEMBER 23, 1998

                 Please Detach and Mail in the Envelope Provided


A /X/  PLEASE MARK YOUR
       VOTES AS INDICATED
       IN THIS EXAMPLE.

                            FOR all                          WITHOUT
                    nominees listed at right                AUTHORITY
                     (except as marked to                to vote for any
                       the contrary below)            nominee listed at right

(1) ELECTION                                                                       NOMINEES:  Peter V. Handal
    OF                         / /                            / /                             Ronald Rashkow
    DIRECTORS:                                                                                J. William Uhrig
 INSTRUCTION:  To withhold authority to vote for                                   (to serve until the 2001 Annual Meeting)
any individual nominee,  write that nominee's                                                 Michael Searles
name in the space provided below.                                                  (to serve until the 1999 Annual Meeting).

-------------------------------------------

-------------------------------------------


                                                         FOR       ABSTAIN    AGAINST
(2) Approval of the merger of General Textiles,          / /         / /        / /
    Inc. into Family Bargain Corporation.

(3) Approval of the Amended and Restated                 / /         / /        / /
    Family Bargain Corporation 1997 Stock
    Option Plan.

(4) Ratification of the appointment of Arthur            / /         / /        / /
    Andersen LLP as independent accountants
    for Family Bargain Corporation.

(5) In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

---------------------------------------------
                SIGNATURE

---------------------------------------------
         SIGNATURE, IF HELD JOINTLY
Dated:_________ , 199_

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      PROXY
                           FAMILY BARGAIN CORPORATION
                            SERIES A PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of FAMILY BARGAIN CORPORATION, hereby appoints Michael Searles, Jonathan W. Spatz and Wm. Robert Wright II, or any of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of Stockholders of FAMILY BARGAIN CORPORATION, to be held on November 23, 1998, and at any and all adjournments of that meeting, and there to act for the undersigned and vote all shares of Series A Preferred Stock of FAMILY BARGAIN CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, as indicated on the reverse side. THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FAMILY BARGAIN CORPORATION. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE A MERGER OF GENERAL TEXTILES, INC. INTO FAMILY BARGAIN CORPORATION.

                      (COMPLETE AND SIGN ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           FAMILY BARGAIN CORPORATION

                               SERIES A PREFERRED

                                NOVEMBER 23, 1998


                 Please Detach and Mail in the Envelope Provided



A  /X/  PLEASE MARK YOUR
        VOTES AS INDICATED
        IN THIS EXAMPLE.


                                                           FOR              ABSTAIN          AGAINST
(1) Approval of the merger of General Textiles,            / /               / /               / /
    Inc. into Family Bargain Corporation.

(2) In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting on which holders of Series A Preferred Stock are entitled to vote.



-----------------------------------------
              SIGNATURE

-----------------------------------------
       SIGNATURE, IF HELD JOINTLY

Dated:_________ , 199_

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      PROXY
                           FAMILY BARGAIN CORPORATION
                            SERIES B PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of FAMILY BARGAIN CORPORATION, hereby appoints Michael Searles, Jonathan W. Spatz and Wm. Robert Wright II, or any of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of Stockholders of FAMILY BARGAIN CORPORATION, to be held on November 23, 1998, and at any and all adjournments of that meeting, and there to act for the undersigned and vote all shares of Series B Preferred Stock of FAMILY BARGAIN CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, as indicated on the reverse side.


THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FAMILY BARGAIN CORPORATION. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF FOUR DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001 WITH RESPECT TO THREE OF THEM AND UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999 WITH RESPECT TO ONE OF THEM, FOR THE PROPOSAL TO APPROVE A MERGER OF GENERAL TEXTILES, INC. INTO FAMILY BARGAIN CORPORATION, FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED FAMILY BARGAIN CORPORATION 1997 STOCK OPTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN AS FAMILY BARGAIN CORPORATION'S INDEPENDENT ACCOUNTANTS.

                       (COMPLETE AND SIGN ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           FAMILY BARGAIN CORPORATION

                               SERIES B PREFERRED

                                NOVEMBER 23, 1998


                 Please Detach and Mail in the Envelope Provided



A /X/  PLEASE MARK YOUR
       VOTES AS INDICATED
       IN THIS EXAMPLE.


                                    FOR all                         WITHOUT
                            nominees listed at right               AUTHORITY
                              (except as marked to               to vote for any
                               the contrary below)          nominee listed at right
(1)  ELECTION                        / /                              / /                   NOMINEES:    Peter V. Handal
     OF                                                                                                  Ronald Rashkow
     DIRECTORS:                                                                                          J. William Uhrig
                                                                                           (to serve until the 2001 Annual Meeting)
 INSTRUCTION: To withhold authority to vote                                                              Michael Searles
 for any individual nominee, write that nominee's                                          (to serve until the 1999 Annual Meeting).
 name in the space provided below.
----------------------------------------------------
----------------------------------------------------

                                                                    FOR              ABSTAIN         AGAINST
(2)  Approval of the merger of General Textiles,                    / /                / /             / /
     Inc. into Family Bargain Corporation.

(3)  Approval of the Amended and Restated                           / /                / /             / /
     Family Bargain Corporation 1997 Stock
     Option Plan.

(4)  Ratification of the appointment of Arthur                      / /                / /             / /
     Andersen LLP as independent accountants
     for Family Bargain Corporation.

(5) In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.


--------------------------------------
SIGNATURE

--------------------------------------
SIGNATURE, IF HELD JOINTLY

Dated:_________ , 199_

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.